UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 19, 2011

Cumberland Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2525 West End Avenue, Suite 950, Nashville, Tennessee		37203
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(615) 255-0068

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 19, 2011, the annual meeting of shareholders of Cumberland Pharmaceuticals Inc. (the "Company") was held in Nashville, Tennessee. The following matters were voted upon and approved by the Company's shareholders:

(1) the election of three members to the Board of Directors;

(2) the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011; and

(3) all the compensation of the Company's named executive officers.

In adddition, the shareholders voted on the frequency of the "say on pay" vote, with 4,152,850 votes for every year, 154,195 votes for every other year, 8,247,882 votes for every three years, 42,136 votes abstained and 5,777,872 broker non-votes. Therefore, based on the votes set forth above, the choice of the shareholders with respect to the frequency with which shareholders of the Company should be entitled to have an advisory vote on executive compensation was every three years. In accordance with the results of the vote, the Board of Directors will follow the shareholders recommendation and the Company expects to conduct a vote on executive compensation every three years.

At the meeting, Joey Jacobs (12,374,537 votes for, 222,526 votes withheld and 5,777,872 broker non-votes), Jonathan Griggs (12,409,455 votes for, 187,608 votes withheld and 5,777,872 broker non-votes) and Dr. Robert G. Edwards (11,204,063 votes for, 1,393,000 votes withheld and 5,777,872 broker non-votes) were each elected to serve as a member of the Board of Directors until the 2014 annual meeting of shareholders.

The shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm (18,238,704 votes for, 132,834 votes against and 3,397 votes abstained).

The shareholders approved all the compensation of the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K (11,280,761 votes for, 869,286 votes against, 447,016 votes abstained and 5,777,872 broker non-votes).

Item 8.01 Other Events.

On April 19, 2011, the Company issued a press release announcing the acquisition of the rights to Hepatoren™ (ifetroban) injection, a new Phase II development product. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated April 19, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

April 19, 2011	By:	A.J. Kazimi

Name: A.J. Kazimi
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated April 19, 2011